SCUDDER
                                                                     INVESTMENTS



Value Funds I

Scudder Large Company Value Fund

Supplement to the currently effective prospectuses

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Effective May 30, 2003, the following information replaces the disclosure for
Scudder Large Company Value Fund in "The Fund's Main Investment Strategy" section and the "Portfolio managers" section of each prospectus:

The Fund's Main Investment Strategy

The fund seeks maximum long-term capital appreciation through a value-oriented investment approach. It does this by investing, under normal circumstances, at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equities of large US companies that are similar in size to the companies in the Russell 1000 Value Index (as of December 31, 2002, the Russell 1000 Value Index had a median market capitalization of $2.57 billion). These are typically companies that have been sound historically but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies represented.

The managers will normally sell a stock when the managers believe its price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

Other investments

The fund may invest up to 20% of net assets in foreign securities. While the fund is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may choose not to use them at all.

Portfolio managers

The following people handle the day-to-day management of the fund:

  Thomas Sassi                                                   Frederick L. Gaskin
  Managing Director of Deutsche Asset Management and             Managing Director of Deutsche Asset Management
  Lead Portfolio Manager of the fund.                            and Portfolio Manager of the fund.
   o Joined Deutsche Asset Management in 1996.                    o Joined Deutsche Asset Management in 1996.
   o Joined the fund in 2003.                                     o Joined the fund in 2003.
   o Over 31 years of investment industry experience.             o Over 16 years of investment industry
   o MBA, Hofstra University.                                       experience.
                                                                  o MBA, Babcock Graduate School of Management at
                                                                    Wake Forest University.


May 30, 2003